Tax - Summary of Tax Charges (Details) - USD ($) $ in Millions	12 Months Ended
	Jul. 31, 2021	Jul. 31, 2020		Jul. 31, 2019
Income Taxes [Abstract]
Current year tax charge	$ 394	$ 294		$ 306
Adjustments to tax charge in respect of prior years	19	(16)		4
Total current tax charge	413	278		310
Deferred tax (credit)/charge: origination and reversal of temporary differences	(172)	39		(51)
Total tax charge	$ 241	$ 317	[1]	$ 259	[1],[2]

[1]	The Group disposed of its shares in Wolseley UK Limited (“UK business”) on January 29, 2021. The UK results have been reclassified to discontinued operations and the prior year comparative results have been restated throughout the consolidated financial statements. See note 6 for further details.
[2]	The Group adopted IFRS 16 “Leases” on August 1, 2019 applying the modified retrospective transition method. As a result, comparatives have not been restated and are shown on an IAS 17 “Leases” basis. See note 1 for further details.